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                            TAX-FREE INVESTMENTS CO.

                            PRIVATE INVESTMENT CLASS
                                     of the
                             CASH RESERVE PORTFOLIO

                        Supplement dated January 30, 1998
                                to the Prospectus
                      dated July 29, 1997, as supplemented
                               September 12, 1997

Pursuant to a Transfer Agency and Service Agreement, dated December 29, 1997,
A I M Fund Services, Inc. (the "Transfer Agent") provides transfer agency services to the Portfolio. Any request for correction to a transaction must be submitted in writing to the Transfer Agent. The Transfer Agent reserves the right to reject any such request. When a correction results in a dividend adjustment, the institution must agree in writing to reimburse the Portfolio for any loss resulting from the correction. Failure to deliver purchase proceeds on the requested settlement date may result in a claim against the institution for an amount equal to the overdraft charge incurred by the Portfolio.

Effective February 4, 1998, purchase orders received by the Transfer Agent after 3:00 p.m. Eastern Time on a business day of the Portfolio will be effected at the net asset value determined on the next business day, and redemption requests received by the Transfer Agent after 12:30 p.m. Eastern Time on a business day of the Portfolio will be effected at the net asset value determined on the next business day.

Effective February 4, 1998, the net asset value per share of the Portfolio will be determined daily as of 12:30 p.m. and 3:00 p.m. Eastern Time on each business day of the Portfolio.